UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K/A
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2023
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This amendment to the Current Report on Form 8-K filed by LifeVantage Corporation (the “Company”) with the U.S. Securities and Exchange Commission on November 9, 2023 (the “Original 8-K”) is being filed to disclose the final voting results as certified by First Coast Results, Inc. (the “Independent Inspector of Elections”), the independent inspector of elections for the Company’s fiscal year 2024 annual meeting of stockholders held on November 6, 2023 (the “Annual Meeting”).
Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 10, 2023, First Coast Results, Inc. (the “Inspector of Election”), the independent inspector of election for the Annual Meeting, issued its final report, which certified the final voting results for the Annual Meeting. Based on the certified final voting results received from the Inspector of Election, of the 12,706,604 shares of the Company’s common stock outstanding as of the record date, 9,257,241 shares, or 72.85%, were represented at the Annual Meeting either in person or by proxy.

Set forth below are the proposals voted upon at the Annual Meeting and the final results as provided by the Inspector of Election. The results remain unchanged from the preliminary results the Company previously disclosed in the Original 8-K.

Proposal 1 – Election of Directors.

The Company’s stockholders elected Michael A. Beindorff, Erin Brockovich, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro as directors, each to hold office until the Company’s fiscal year 2025 annual meeting of stockholders or until his or her respective successor is elected and qualified. Votes cast were as follows:

Company nominees:

	For	Withhold
Mr. Michael A. Beindorff	5,829,222	3,345,850
Ms. Erin Brockovich	8,180,791	671,206
Mr. Steven R. Fife	8,236,727	615,271
Mr. Raymond B. Greer	8,170,090	681,907
Ms. Cynthia Latham	8,259,106	592,891
Mr. Darwin K. Lewis	6,081,144	3,093,928
Mr. Garry Mauro	4,614,789	4,560,287
Nominees of Bradley L. Radoff and Sudbury Capital Fund, LP, and certain of their affiliates and other participants in their proxy solicitation:
	For	Withhold
Mr. Dayton Judd	4,533,852	4,601,273
Mr. Michael Lohner	3,290,058	5,845,067
Mr. Bradley L. Radoff	3,064,056	6,071,069

Proposal 2 – Approval, on an Advisory Basis, of a Resolution Approving the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers. Votes cast were as follows:

For	Against	Abstain
5,937,422	2,871,303	366,563

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. Votes cast were as follows:

For	Against	Abstain
8,690,892	36,853	529,496

Proposal 4 – Approval of an Amendment to the Company’s 2017 Long-Term Incentive Plan.

The Company’s stockholders approved an amendment to the Company’s 2017 Long-Term Incentive Plan. Votes cast were as follows:

For	Against	Abstain
5,893,009	2,812,877	469,403

Proposal 5 – Ratification of the Adoption of the Stockholder Rights Plan between the Company and Computershare Trust Company, N.A., as Rights Agent.

The Company’s stockholders ratified the adoption of the Stockholder Rights Plan between the Company and Computershare Trust Company, N.A., as Rights Agent. Votes cast were as follows:

For	Against	Abstain
4,651,264	4,120,670	403,355

Item 8.01	Other Events.
On November 13, 2023, the Company issued a press release announcing the final results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of LifeVantage Corporation, November 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2023	LIFEVANTAGE CORPORATION By: /s/ Steven R. Fife Name: Steven R. Fife Title: President and Chief Executive Officer